Exhibit 21.1

RETAIL PROPERTIES OF AMERICA, INC.
Subsidiary List
As of December 31, 2013

Entity	Formation
4 Overlook LLC	Delaware
Bel Air Square LLC	Delaware
Bellevue Development, LLC	Delaware
C&S Southlake Capital Partners I, L.P.	Delaware
Capital Centre LLC	Maryland
Centre at Laurel, LLC	Maryland
Colesville One, LLC	Maryland
Gateway Village LLC	Maryland
Green Valley Crossing, L.L.C.	Delaware
Half Day LLC	Delaware
Inland Park Place Limited Partnership	Illinois
Inland Plano Acquisitions, LLC	Delaware
Inland Plano Investments, LLC	Delaware
Inland Southeast New Britain, L.L.C.	Delaware
Inland Southeast Stony Creek, L.L.C.	Delaware
Inland Western 4 Overlook, L.L.C.	Delaware
Inland Western Acworth Stilesboro, L.L.C.	Delaware
Inland Western Austin Mopac GP, L.L.C.	Delaware
Inland Western Austin Mopac Limited Partnership	Illinois
Inland Western Austin Mopac LP, L.L.C.	Delaware
Inland Western Avondale McDowell, L.L.C.	Delaware
Inland Western Bakersfield Calloway, L.L.C.	Delaware
Inland Western Bangor Broadway, L.L.C.	Delaware
Inland Western Bay Shore Gardiner, L.L.C.	Delaware
Inland Western Bethlehem Saucon Valley Beneficiary, L.L.C.	Delaware
Inland Western Bethlehem Saucon Valley DST	Delaware
Inland Western Bettendorf Duck Creek, L.L.C.	Delaware
Inland Western Bettendorf Duck Creek I, L.L.C.	Delaware
Inland Western Birmingham Edgemont, L.L.C.	Delaware
Inland Western Blytheville, L.L.C.	Delaware
Inland Western Burleson Wilshire GP, L.L.C.	Delaware
Inland Western Burleson Wilshire Limited Partnership	Illinois
Inland Western Burleson Wilshire LP, L.L.C.	Delaware
Inland Western Butler Kinnelon, L.L.C.	Delaware
Inland Western Cedar Hill Pleasant Run GP, L.L.C.	Delaware
Inland Western Cedar Hill Pleasant Run Limited Partnership	Illinois
Inland Western Chantilly Crossing, L.L.C.	Delaware
Inland Western Charleston North Rivers, L.L.C.	Delaware
Inland Western Chattanooga Brainerd Road, L.L.C.	Delaware
Inland Western Chicago Ashland, L.L.C.	Delaware
Inland Western Chicago Ashland I, L.L.C.	Delaware
Inland Western Clear Lake Clear Shores GP, L.L.C.	Delaware
Inland Western Clear Lake Clear Shores Limited Partnership	Illinois
Inland Western Clear Lake Clear Shores LP, L.L.C.	Delaware
Inland Western Cocoa Beach Cornerstone, L.L.C.	Delaware
Inland Western Colesville New Hampshire SPE, L.L.C.	Delaware
Inland Western College Station Gateway GP, L.L.C.	Delaware
Inland Western College Station Gateway Limited Partnership	Illinois
Inland Western College Station Gateway LP, L.L.C.	Delaware
Inland Western Columbia Broad River, L.L.C.	Delaware
Inland Western Columbus Clifty, L.L.C.	Delaware
Inland Western Concord Northlite, L.L.C.	Delaware

Entity	Formation
Inland Western Coppell Town GP, L.L.C.	Delaware
Inland Western Coppell Town Limited Partnership	Illinois
Inland Western Coram Plaza, L.L.C.	Delaware
Inland Western Covington Newton Crossroads, L.L.C.	Delaware
Inland Western Cranberry Beneficiary, L.L.C.	Delaware
Inland Western Cranberry DST	Delaware
Inland Western Crossville Main, L.L.C.	Delaware
Inland Western Cumming Green’s Corner, L.L.C.	Delaware
Inland Western Cuyahoga Falls, L.L.C.	Delaware
Inland Western Cypress Mill GP, L.L.C.	Delaware
Inland Western Cypress Mill Limited Partnership	Illinois
Inland Western Dallas Lincoln Park GP, L.L.C.	Delaware
Inland Western Dallas Lincoln Park Limited Partnership	Illinois
Inland Western Dallas Lincoln Park LP, L.L.C.	Delaware
Inland Western Dallas Paradise, L.L.C.	Delaware
Inland Western Dallas Preston Trail GP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Limited Partnership	Texas
Inland Western Dallas Preston Trail LP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Pad GP, L.L.C.	Delaware
Inland Western Dallas Preston Trail Pad Limited Partnership	Texas
Inland Western Danforth, L.L.C.	Delaware
Inland Western Denton Crossing GP, L.L.C.	Delaware
Inland Western Denton Crossing Limited Partnership	Illinois
Inland Western Depere, L.L.C.	Delaware
Inland Western Duluth John’s Creek, L.L.C.	Delaware
Inland Western Duluth John’s Creek SPE, L.L.C.	Delaware
Inland Western Duncansville Holliday Beneficiary, L.L.C.	Delaware
Inland Western Duncansville Holliday DST	Delaware
Inland Western Easton Forks Town DST	Delaware
Inland Western El Paso MDS Limited Partnership	Illinois
Inland Western El Paso MDS LP, L.L.C.	Delaware
Inland Western Euless GP, L.L.C.	Delaware
Inland Western Euless Limited Partnership	Illinois
Inland Western Euless LP, L.L.C.	Delaware
Inland Western Evans, L.L.C.	Delaware
Inland Western Fort Mill West Town, L.L.C.	Delaware
Inland Western Fountain Hills Four Peaks, L.L.C.	Delaware
Inland Western Fresno Blackstone Avenue, L.L.C.	Delaware
Inland Western Fullerton Metrocenter, L.L.C.	Delaware
Inland Western Gainesville Village, L.L.C.	Delaware
Inland Western Galveston Galvez GP, L.L.C.	Delaware
Inland Western Galveston Galvez Limited Partnership	Illinois
Inland Western Galveston Galvez LP, L.L.C.	Delaware
Inland Western Georgetown Magnolia, L.L.C.	Delaware
Inland Western Georgetown Rivery GP, L.L.C.	Delaware
Inland Western Georgetown Rivery Limited Partnership	Illinois
Inland Western Georgetown Rivery LP, L.L.C.	Delaware
Inland Western Glendale, L.L.C.	Delaware
Inland Western Glendale Outlot D, L.L.C.	Delaware
Inland Western Glendale Peoria II, L.L.C.	Delaware
Inland Western Gloucester Cross Keys, L.L.C.	Delaware
Inland Western Grapevine GP, L.L.C.	Delaware
Inland Western Grapevine Limited Partnership	Illinois
Inland Western Grapevine LP, L.L.C.	Delaware
Inland Western Greensburg Commons, L.L.C.	Delaware
Inland Western Greer Wade Hampton, L.L.C.	Delaware

Entity	Formation
Inland Western Gurnee, L.L.C.	Delaware
Inland Western Heath Southgate, L.L.C.	Delaware
Inland Western Hickory-Catawba, L.L.C.	Delaware
Inland Western High Ridge, L.L.C.	Delaware
Inland Western Houma Academy, L.L.C.	Delaware
Inland Western Houma Magnolia, L.L.C.	Delaware
Inland Western Houston New Forest GP, L.L.C.	Delaware
Inland Western Houston New Forest Limited Partnership	Illinois
Inland Western Houston Sawyer Heights GP, L.L.C.	Delaware
Inland Western Houston Sawyer Heights Limited Partnership	Illinois
Inland Western Humble Humblewood GP, L.L.C.	Delaware
Inland Western Humble Humblewood Limited Partnership	Illinois
Inland Western Humble Humblewood LP, L.L.C.	Delaware
Inland Western Irmo Station, L.L.C.	Delaware
Inland Western Irving GP, L.L.C.	Delaware
Inland Western Irving Limited Partnership	Illinois
Inland Western Irving LP, L.L.C.	Delaware
Inland Western Jackson Columns, L.L.C.	Delaware
Inland Western Jacksonville Race Track Road, L.L.C.	Delaware
Inland Western JV Hampton Retail Colorado, L.L.C.	Delaware
Inland Western JV Henderson Green Valley, L.L.C.	Delaware
Inland Western JV Nashville Bellevue, L.L.C.	Delaware
Inland Western Kansas City Wilshire, L.L.C.	Delaware
Inland Western Kill Devil Hills Croatan, L.L.C.	Delaware
Inland Western Knoxville Harvest, L.L.C.	Delaware
Inland Western Lake Mary, L.L.C.	Delaware
Inland Western Lansing Eastwood, L.L.C.	Delaware
Inland Western Lansing Eastwood SPE, L.L.C.	Delaware
Inland Western Lansing Eastwood (Tenant), L.L.C.	Delaware
Inland Western Las Vegas, L.L.C.	Delaware
Inland Western Las Vegas Montecito, L.L.C.	Delaware
Inland Western Las Vegas Montecito Outlot, L.L.C.	Delaware
Inland Western Lawrenceville Simonton, L.L.C.	Delaware
Inland Western Lawton Lee Blvd., L.L.C.	Delaware
Inland Western Longmont Fox Creek, L.L.C.	Delaware
Inland Western Marysville, L.L.C.	Delaware
Inland Western Massillon Village, L.L.C.	Delaware
Inland Western McAllen GP, L.L.C.	Delaware
Inland Western McAllen Limited Partnership	Illinois
Inland Western McAllen LP, L.L.C.	Delaware
Inland Western McAllen MDS Limited Partnership	Illinois
Inland Western McAllen MDS LP, L.L.C.	Delaware
Inland Western McAllen Trenton GP, L.L.C.	Delaware
Inland Western McAllen Trenton Limited Partnership	Illinois
Inland Western MDS Portfolio, L.L.C.	Delaware
Inland Western Memphis Winchester, L.L.C.	Delaware
Inland Western Miami 19th Street, L.L.C.	Delaware
Inland Western Middletown Brown’s Lane, L.L.C.	Delaware
Inland Western Midland Academy GP, L.L.C.	Delaware
Inland Western Midland Academy Limited Partnership	Illinois
Inland Western Midland Academy LP, L.L.C.	Delaware
Inland Western Milwaukee Midtown, L.L.C.	Delaware
Inland Western Milwaukee Midtown II, L.L.C.	Delaware
Inland Western Montevallo Main, L.L.C.	Delaware
Inland Western Moore 19th Street, L.L.C.	Delaware
Inland Western Mt. Pleasant Park West, L.L.C.	Delaware

Entity	Formation
Inland Western New Hartford Orchard, L.L.C.	Delaware
Inland Western New York Portfolio, L.L.C.	Delaware
Inland Western Newport News Jefferson, L.L.C.	Delaware
Inland Western Norman, L.L.C.	Delaware
Inland Western North Attleboro Crossroads, L.L.C.	Delaware
Inland Western Northwoods Natural Bridge, L.L.C.	Delaware
Inland Western Oklahoma City Quail, L.L.C.	Delaware
Inland Western Oklahoma City Western Avenue, L.L.C.	Delaware
Inland Western Ontario 4th Street, L.L.C.	Delaware
Inland Western Orange 440 Boston, L.L.C.	Delaware
Inland Western Oswego Douglass, L.L.C.	Delaware
Inland Western Panama City, L.L.C.	Delaware
Inland Western Pawtucket Boulevard, L.L.C.	Delaware
Inland Western Pawtucket Cottage, L.L.C.	Delaware
Inland Western Phenix City, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich, L.L.C.	Delaware
Inland Western Phillipsburg Greenwich II, L.L.C.	Delaware
Inland Western Phoenix, L.L.C.	Delaware
Inland Western Placentia, L.L.C.	Delaware
Inland Western Port Arthur Academy GP, L.L.C.	Delaware
Inland Western Port Arthur Academy Limited Partnership	Illinois
Inland Western Port Arthur Academy LP, L.L.C.	Delaware
Inland Western Pottstown GP, L.L.C.	Delaware
Inland Western Pottstown Limited Partnership	Illinois
Inland Western Pottstown LP DST	Delaware
Inland Western Quakertown GP, L.L.C.	Delaware
Inland Western Quakertown Limited Partnership	Illinois
Inland Western Quakertown LP DST	Delaware
Inland Western RC-I GP, LLC	Delaware
Inland Western RC-I LP, LLC	Delaware
Inland Western Royal Palm Beach Commons, L.L.C.	Delaware
Inland Western Saginaw GP, L.L.C.	Delaware
Inland Western Saginaw Limited Partnership	Illinois
Inland Western Saginaw LP, L.L.C.	Delaware
Inland Western Salt Lake City Gateway, L.L.C.	Delaware
Inland Western San Antonio Academy GP, L.L.C.	Delaware
Inland Western San Antonio Academy Limited Partnership	Illinois
Inland Western San Antonio Academy LP, L.L.C.	Delaware
Inland Western San Antonio HQ GP, L.L.C.	Delaware
Inland Western San Antonio HQ Limited Partnership	Illinois
Inland Western San Antonio HQ LP, L.L.C.	Delaware
Inland Western San Antonio Huebner Oaks GP, L.L.C.	Delaware
Inland Western San Antonio Huebner Oaks Limited Partnership	Illinois
Inland Western San Antonio Huebner Oaks LP, L.L.C.	Delaware
Inland Western San Antonio Military Drive GP, L.L.C.	Delaware
Inland Western San Antonio Military Drive Limited Partnership	Illinois
Inland Western San Antonio Military Drive LP, L.L.C.	Delaware
Inland Western San Antonio Mission GP, L.L.C.	Delaware
Inland Western San Antonio Mission Limited Partnership	Illinois
Inland Western San Antonio Mission LP, L.L.C.	Delaware
Inland Western Seattle Northgate North, L.L.C.	Delaware
Inland Western Seekonk Power Center, L.L.C.	Delaware
Inland Western Severn, L.L.C.	Delaware
Inland Western Severn NB, L.L.C.	Delaware
Inland Western Southlake Corners GP, L.L.C.	Delaware
Inland Western Southlake Corners Kimball GP, L.L.C.	Delaware

Entity	Formation
Inland Western Southlake Corners Kimball Limited Partnership	Illinois
Inland Western Southlake Corners Limited Partnership	Illinois
Inland Western Southlake Corners LP, L.L.C.	Delaware
Inland Western Spartanburg, L.L.C.	Delaware
Inland Western Spartanburg SPE, L.L.C.	Delaware
Inland Western Spokane Northpointe, L.L.C.	Delaware
Inland Western Springfield Boston, L.L.C.	Delaware
Inland Western St. George, L.L.C.	Delaware
Inland Western Stockton Airport Way, L.L.C.	Delaware
Inland Western Stockton Airport Way II, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIA GP, L.L.C.	Delaware
Inland Western Sugar Land Riverpark IIA Limited Partnership	Illinois
Inland Western Sugar Land Riverpark IIA LP, L.L.C.	Delaware
Inland Western Summerville Azalea Square, L.L.C.	Delaware
Inland Western Sylacauga Broadway, L.L.C.	Delaware
Inland Western Temecula Commons, L.L.C.	Delaware
Inland Western Temecula Vail, L.L.C.	Delaware
Inland Western Thousand Oaks, L.L.C.	Delaware
Inland Western Traverse City Bison Hollow, L.L.C.	Delaware
Inland Western Tuscaloosa University, L.L.C.	Delaware
Inland Western Viera Lake Andrew, L.L.C.	Delaware
Inland Western Waco Central GP, L.L.C.	Delaware
Inland Western Waco Central Limited Partnership	Illinois
Inland Western Waco Central LP, L.L.C.	Delaware
Inland Western Warner Robins Paradise, L.L.C.	Delaware
Inland Western Wesley Chapel Northwoods, L.L.C.	Delaware
Inland Western West Allis Greenfield, L.L.C.	Delaware
Inland Western Winston-Salem 5th Street, L.L.C.	Delaware
Inland Western Woodridge Seven Bridges, L.L.C.	Delaware
Inland Western Worcester Lincoln Plaza, L.L.C.	Delaware
IW JV 2009, LLC	Delaware
IW Mezz 2009, LLC	Delaware
IW Mezz 2 2009, LLC	Delaware
IWR Gateway Central Plant, L.L.C.	Delaware
IWR Protective Corporation	Delaware
Lake Mead Crossing, LLC	Nevada
MS Inland Fund, LLC	Delaware
Reisterstown Plaza Associates, LLC	Maryland
RPAI Acquisitions, Inc.	Illinois
RPAI Advisory Services, Inc.	Illinois
RPAI Allen McDermott GP, L.L.C.	Delaware
RPAI Allen McDermott Limited Partnership	Illinois
RPAI Allen McDermott LP, L.L.C.	Delaware
RPAI Altamonte Springs State Road, L.L.C.	Delaware
RPAI Arvada, L.L.C.	Delaware
RPAI Atlanta Cascade Avenue, L.L.C.	Delaware
RPAI Bangor Parkade, L.L.C.	Delaware
RPAI Baton Rouge, L.L.C.	Delaware
RPAI Beekman, L.L.C.	Delaware
RPAI Bluffton Low Country, L.L.C.	Delaware
RPAI Bluffton Low Country II, L.L.C.	Delaware
RPAI Bradenton Beachway, L.L.C.	Delaware
RPAI Brooklyn Park 93rd Avenue, L.L.C.	Delaware
RPAI Burleson South Towne GP, L.L.C.	Delaware
RPAI Burleson South Towne Limited Partnership	Illinois
RPAI Burleson South Towne LP, L.L.C.	Delaware

Entity	Formation
RPAI Cambridge Brick Church, L.L.C.	Delaware
RPAI Canton Paradise, L.L.C.	Delaware
RPAI Canton Paradise Outlot, L.L.C.	Delaware
RPAI Chicago Brickyard, L.L.C.	Delaware
RPAI College Station Gateway II GP, L.L.C.	Delaware
RPAI College Station Gateway II Limited Partnership	Illinois
RPAI College Station Gateway II LP, L.L.C.	Delaware
RPAI College Station Gateway III, L.L.C.	Delaware
RPAI Columbus Polaris, L.L.C.	Delaware
RPAI Concord King’s Grant II, L.L.C.	Delaware
RPAI Continental Rave Houston, L.L.C.	Delaware
RPAI Coppell Town, L.L.C.	Delaware
RPAI Cypress Mill, L.L.C.	Delaware
RPAI Darien, L.L.C.	Delaware
RPAI Darien SPE, L.L.C.	Delaware
RPAI Fordham Place Office, L.L.C.	Delaware
RPAI Fordham Place Retail, L.L.C.	Delaware
RPAI Fort Myers Page Field, L.L.C.	Delaware
RPAI Forth Worth Southwest Crossing GP, L.L.C.	Delaware
RPAI Forth Worth Southwest Crossing Limited Partnership	Illinois
RPAI Forth Worth Southwest Crossing LP, L.L.C.	Delaware
RPAI Frisco Parkway GP, L.L.C.	Delaware
RPAI Frisco Parkway Limited Partnership	Texas
RPAI Frisco Parkway LP, L.L.C.	Delaware
RPAI Gilroy I, L.L.C.	Delaware
RPAI Gilroy II, L.L.C.	Delaware
RPAI Grand Prairie Carrier GP, L.L.C.	Delaware
RPAI Grand Prairie Carrier Limited Partnership	Illinois
RPAI Grand Prairie Carrier LP, L.L.C.	Delaware
RPAI Green Global Gateway, L.L.C.	Delaware
RPAI Greenville Five Forks, L.L.C.	Delaware
RPAI Greenville Five Forks Outlot, L.L.C.	Delaware
RPAI Hartford New Park, L.L.C.	Delaware
RPAI Hellertown Main Street DST	Delaware
RPAI HOLDCO Management LLC	Delaware
RPAI Houston Little York GP, L.L.C.	Delaware
RPAI Houston Little York Limited Partnership	Illinois
RPAI Houston New Forest, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II GP, L.L.C.	Delaware
RPAI Houston Royal Oaks Village II Limited Partnership	Illinois
RPAI Houston Royal Oaks Village II LP, L.L.C.	Delaware
RPAI Houston Sawyer Heights, L.L.C.	Delaware
RPAI I DST	Delaware
RPAI Jacksonville Southpoint, L.L.C.	Delaware
RPAI Kalamazoo WMU, L.L.C.	Delaware
RPAI Kalispell Mountain View, L.L.C.	Delaware
RPAI Kalispell Mountain View II, L.L.C.	Delaware
RPAI Kansas City, L.L.C.	Delaware
RPAI Kansas City Stateline, L.L.C.	Delaware
RPAI King’s Grant, L.L.C.	Delaware
RPAI Kingsport East Stone, L.L.C.	Delaware
RPAI Knoxville Corridor Park, L.L.C.	Delaware
RPAI Knoxville Corridor Park II, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing GP, L.L.C.	Delaware
RPAI Lake Worth Towne Crossing Limited Partnership	Illinois
RPAI Lake Worth Towne Crossing LP, L.L.C.	Delaware

Entity	Formation
RPAI Lakewood, L.L.C.	Delaware
RPAI Lawrence, L.L.C.	Delaware
RPAI Lebanon 9th Street DST	Delaware
RPAI Lewis Center Powell, L.L.C.	Delaware
RPAI Lewisville Lakepointe GP, L.L.C.	Delaware
RPAI Lewisville Lakepointe Limited Partnership	Illinois
RPAI Lewisville Lakepointe LP, L.L.C.	Delaware
RPAI Mansfield GP, L.L.C.	Delaware
RPAI Mansfield Limited Partnership	Illinois
RPAI Mansfield LP, L.L.C.	Delaware
RPAI Maple Grove Wedgwood, L.L.C.	Delaware
RPAI McDonough Henry Town, L.L.C.	Delaware
RPAI McKinney Lake Forest GP, L.L.C.	Delaware
RPAI McKinney Lake Forest Limited Partnership	Illinois
RPAI McKinney Lake Forest LP, L.L.C.	Delaware
RPAI McKinney Stonebridge GP, L.L.C.	Delaware
RPAI McKinney Stonebridge Limited Partnership	Illinois
RPAI McKinney Stonebridge LP, L.L.C.	Delaware
RPAI Middletown Fairgrounds Plaza, L.L.C.	Delaware
RPAI Morristown Crockett, L.L.C.	Delaware
RPAI Murrieta Avenida Acacias, L.L.C.	Delaware
RPAI New Britain Main, L.L.C.	Delaware
RPAI New Port Richey Mitchell, L.L.C.	Delaware
RPAI Newburgh Crossing, L.L.C.	Delaware
RPAI Newnan Crossing, L.L.C.	Delaware
RPAI Newnan Crossing II, L.L.C.	Delaware
RPAI North Carolina Sales, Inc.	Illinois
RPAI North Richland Hills Davis GP, L.L.C.	Delaware
RPAI North Richland Hills Davis Limited Partnership	Illinois
RPAI North Richland Hills Davis LP, L.L.C.	Delaware
RPAI Northport Northwood, L.L.C.	Delaware
RPAI Northwest Management Corp.	Delaware
RPAI Orange 53 Boston, L.L.C.	Delaware
RPAI Oswego Gerry Centennial, L.L.C.	Delaware
RPAI Pacific Property Services LLC	Delaware
RPAI Pelham Manor, L.L.C.	Delaware
RPAI Phoenix 19th Avenue, L.L.C.	Delaware
RPAI Pittsburgh William Penn GP, L.L.C.	Delaware
RPAI Pittsburgh William Penn Member II DST	Delaware
RPAI Pittsburgh William Penn Partner, L.P.	Delaware
RPAI Pittsburgh William Penn, L.P.	Illinois
RPAI Plymouth 5, L.L.C.	Delaware
RPAI Poughkeepsie Mid-Hudson, L.L.C.	Delaware
RPAI Powder Springs Battle Ridge, L.L.C.	Delaware
RPAI Punxsutawney Mahoning Street DST	Delaware
RPAI Round Rock Forest Commons GP, L.L.C.	Delaware
RPAI Round Rock Forest Commons Limited Partnership	Illinois
RPAI Round Rock Forest Commons LP, L.L.C.	Delaware
RPAI San Antonio Fountainhead Drive GP, L.L.C.	Delaware
RPAI San Antonio Fountainhead Drive Limited Partnership	Illinois
RPAI San Antonio Fountainhead Drive LP, L.L.C.	Delaware
RPAI San Antonio GP, L.L.C.	Delaware
RPAI San Antonio Limited Partnership	Illinois
RPAI San Antonio LP, L.L.C.	Delaware
RPAI Santa Fe, L.L.C.	Delaware
RPAI Saratoga Springs Wilton, L.L.C.	Delaware

Entity	Formation
RPAI Schaumburg American Lane, L.L.C.	Delaware
RPAI Southlake Corners Kimball, L.L.C.	Delaware
RPAI Southlake GP, L.L.C.	Delaware
RPAI Southlake Limited Partnership	Illinois
RPAI Southlake LP, L.L.C.	Delaware
RPAI Southwest Management Corp.	Delaware
RPAI Southwest Management LLC	Delaware
RPAI State College Science Park DST	Delaware
RPAI Stony Creek II, L.L.C.	Delaware
RPAI Stroud Commons DST	Delaware
RPAI Sugar Land Colony GP, L.L.C.	Delaware
RPAI Sugar Land Colony Limited Partnership	Illinois
RPAI Sugar Land Colony LP, L.L.C.	Delaware
RPAI Summerville Azalea Square III GP, L.L.C.	Delaware
RPAI Summerville Azalea Square III Limited Partnership	Tennessee
RPAI Summerville Azalea Square III LP, L.L.C.	Delaware
RPAI Tallahassee Governor’s One, L.L.C.	Delaware
RPAI Tampa Walters, L.L.C.	Delaware
RPAI Town And Country Manchester, L.L.C.	Delaware
RPAI US Management LLC	Delaware
RPAI Watauga GP, L.L.C.	Delaware
RPAI Watauga Limited Partnership	Illinois
RPAI Watauga LP, L.L.C.	Delaware
RPAI West Mifflin Century III GP, L.L.C.	Delaware
RPAI West Mifflin Century III Member II DST	Delaware
RPAI West Mifflin Century III Partner, L.P.	Delaware
RPAI West Mifflin Century III, L.P.	Illinois
RPAI Westbury Merchants Plaza, L.L.C.	Delaware
RPAI Western Management Corp.	Delaware
RPAI Westerville Cleveland, L.L.C.	Delaware
RPAI Williston Maple Tree, L.L.C.	Delaware
RPAI Winter Springs Red Bug, L.L.C.	Delaware
RRP Hecht, LLC	Maryland
SLTS Grand Avenue II, L.P.	Texas
SLTS Grand Avenue II GP, L.L.C.	Delaware
South Billings Center, LLC	Delaware
The Shops At Legacy (RPAI) GP, L.L.C.	Delaware
The Shops At Legacy (RPAI) L.P.	Illinois
The Shops At Legacy (RPAI) Mezz, L.L.C.	Delaware
Town Square Ventures, L.P.	Illinois
Town Square Ventures II, L.P.	Texas
Town Square Ventures II GP, L.L.C.	Texas
Town Square Ventures III, L.P.	Texas
Town Square Ventures III GP, L.L.C.	Delaware
Town Square Ventures III LP, L.L.C.	Delaware
Town Square Ventures IV, L.P.	Texas
Town Square Ventures IV GP, L.L.C.	Delaware
Town Square Ventures IV LP, L.L.C.	Delaware
Town Square Ventures V, L.P.	Texas
Town Square Ventures V GP, L.L.C.	Delaware
Town Square Ventures V LP, L.L.C.	Delaware
Towson Circle LLC	Maryland
University Heights University Square, L.L.C.	Delaware
Western Town Square Ventures GP, L.L.C.	Delaware
Western Town Square Ventures I GP, L.L.C.	Delaware
Western Town Square Ventures LP, L.L.C.	Delaware